                                                                  CONFORMED COPY
                                                                  --------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------

                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

    New York                                       13-2774727
    (Jurisdiction of incorporation                 (I.R.S. Employer
    or organization if not a U.S.                  Identification No.)
    national bank)

    452 Fifth Avenue, New York, NY                 10018-2706
    (212) 525-5600                                 (Zip Code)
    (Address of principal executive offices)

                               Warren L. Tischler
                              Senior Vice President
                                  HSBC Bank USA
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                          ALARIS MEDICAL SYSTEMS, INC.
               (Exact name of obligor as specified in its charter)

    Delaware                                       13-3800335
    (State or other jurisdiction                   (I.R.S. Employer
    of incorporation or organization)              Identification No.)

                             10221 Wateridge Circle
                               San Diego, CA 92121
                                  858-458-7000
                    (Address of principal executive offices)

                      11 5/8% Senior Secured Notes Due 2006
                         (Title of Indenture Securities)

                                                      General
Item 1. General Information.
        --------------------

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 State of New York Banking Department.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations With Obligor.
        --------------------------

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 16. List of Exhibits
         ----------------


Exhibit
--------
T1A(i)                   (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)                  (1)    Certificate of the State of New York Banking Department dated
                                December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                        Not applicable.

T1A(iv)                  (1)    Copy of the existing By-Laws of HSBC Bank USA as adopted on
                                January 20, 1994 as amended on October 23, 1997.

T1A(v)                          Not applicable.

T1A(vi)                  (2)    Consent of HSBC Bank USA required by Section 321(b) of the Trust
                                Indenture Act of 1939.

T1A(vii)                        Copy of the latest report of condition of the trustee (June 30,
                                2001), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)                       Not applicable.

T1A(ix)                         Not applicable.



(1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

(2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 19th day of November, 2001.



                                                   HSBC BANK USA


                                                   By:  /s/ HARRIET DRANDOFF
                                                        ------------------------
                                                            Harriet Drandoff
                                                            Vice President

                                                                                                                   EXHIBIT T1A (VII)

                                                                                   Board of Governors of the Federal Reserve System
                                                                                   OMB Number: 7100-0036
                                                                                   Federal Deposit Insurance Corporation
                                                                                   OMB Number: 3064-0052
                                                                                   Office of the Comptroller of the Currency
                                                                                   OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                                 Expires March 31, 2002
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Please refer to page i,
                                                                                   Table of Contents, for
                                                                                   the required disclosure
                                                                                   of estimated burden.                        | 1 |

------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES--FFIEC 031


                                                       (19980930)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2001         -----------
                                                      (RCRI 9999)


This report is required by law; 12 U.S.C. Section 324 (State          This report form is to be filed by banks with branches and
member banks); 12 U.S.C. Section 1817 (State nonmember banks);        consolidated subsidiaries in U.S. territories and possessions,
and 12 U.S.C Section 161 (National banks).                            Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.


NOTE: The Reports of Condition and Income must be signed by           The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be             accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member            We, the undersigned directors (trustees), attest to the
and National Banks.                                                   correctness of this Report of Condition (including the
                                                                      supporting schedules) and declare that it has been examined by
I,  GERALD A. RONNING, EXECUTIVE VP & CONTROLLER                      us and  to the best of our knowledge and belief has been
   ---------------------------------------------                      prepared in conformance with the instructions issued by the
    Name and Title of Officer Authorized to Sign Report               appropriate Federal regulatory authority and is true and
                                                                      correct.
Of the named bank do hereby declare that these Reports of
Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to
the best of my knowledge and believe.                                 /s/ YOUSSEF NASR
                                                                      --------------------------------------------------------------
                                                                      Director (Trustee)

   /s/ GERALD A. RONNING                                              /s/ BERNARD J. KENNEDY
-----------------------------------------------------------           --------------------------------------------------------------
Signature of Officer Authorized to Sign Report                        Director (Trustee)

             05/14/01                                                 /s/ SAL H. ALFIERI
-----------------------------------------------------------           --------------------------------------------------------------
Date of Signature                                                     Director (Trustee)

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SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income           For electronic filing assistance, contact EDS Call report
either:                                                              Services, 2150 N. Prospect Ave., Milwaukee, WI 53202,
                                                                     telephone (800) 255-1571.
(a)  in electronic form and then file the computer data file
     directly with the banking agencies' collection agent,           To fulfill the signature and attestation requirement for the
     Electronic Data System Corporation (EDS), by modem              Reports of Condition and Income for this report date, attach
     or computer diskette; or                                        this signature page to the hard-copy of the completed report that the bank places in its files.
b)   in hard-copy (paper) form and arrange for another party to convert the paper report to automated form. That party (if other than EDS) must transmit the bank's computer data
     file to EDS.

------------------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number       |  0  |  0  |  5  |  8  |  9 |
                              ------------------------------

http://WWW.BANKING.US.HSBC.COM                                        HSBC Bank USA
-----------------------------------------------------------           --------------------------------------------------------------
      Primary  Internet Web Address of Bank (Home Page),              Legal Title of Bank (TEXT 9010)
      if any (TEXT 4087)
      (Example:  www.examplebank.com)                                 Buffalo
                                                                      --------------------------------------------------------------
                                                                      City (TEXT 9130)

                                                                      N.Y.                                     14203
                                                                      --------------------------------------------------------------
                                                                      State Abbrev. (TEXT 9200)         ZIP Code (TEXT 9220)


 Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency


                                   REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC BANK USA OF BUFFALO
------------------------
Name of Bank      City

in the state of New York, at the close of business June 30, 2001

                                                                                                  Thousands of dollars
ASSETS
                                                                                                   ---------------------
Cash and balances due from depository institutions:
   Non-interest-bearing balances currency and coin                                                     $      1,798,225
   Interest-bearing balances                                                                                  3,626,235
   Held-to-maturity securities                                                                                4,643,408
   Available-for-sale securities                                                                             12,858,449
   Federal funds sold and securities purchased under agreements to resell                                     3,338,625
                                                                                                   ---------------------
Loans and lease financing receivables:
   Loans and leases held for sale                                                                      $      2,707,945
                                                                                                   ---------------------
                                                                                ----------------
   Loans and leases net of unearned income                                      $     39,126,969
   LESS: Allowance for loan and lease losses                                             511,902
                                                                                ----------------   ---------------------
   Loans and lease, net of unearned income, allowance, and reserve                                     $     38,615,067
   Trading assets                                                                                             8,656,314
   Premises and fixed assets                                                                                    790,761
Other real estate owned                                                                                          18,451
Investments in unconsolidated subsidiaries                                                                      238,203
Customers' liability to this bank on acceptances outstanding                                                    102,403
Intangible assets: Goodwill                                                                                   2,308,594
Intangible assets: Other intangible assets                                                                      330,151
Other assets                                                                                                  2,789,792
Total assets                                                                                                 82,822,623
                                                                                                   ---------------------
LIABILITIES

Deposits:                                                                                          ---------------------
   In domestic offices                                                                                       37,686,457
                                                                                ----------------   ---------------------
   Non-interest-bearing                                                                5,102,134
   Interest-bearing                                                                   32,584,323
                                                                                ----------------   ---------------------
In foreign offices                                                                                           21,733,133
                                                                                ----------------   ---------------------
   Non-interest-bearing                                                                  361,092
   Interest-bearing                                                                   21,372,041
                                                                                ----------------   ---------------------
Federal funds purchased and securities sold under agreements to repurchase                                    1,322,930
                                                                                                   ---------------------

Trading Liabilities                                                                                           3,583,989
Other borrowed money                                                                                          7,190,568
Bank's liability on acceptances                                                                                 102,403
Subordinated notes and debentures                                                                             1,539,678
Other liabilities                                                                                             2,714,144
                                                                                                   ---------------------
Total liabilities                                                                                            75,873,302
                                                                                                   ---------------------
Minority Interests in consolidated Subsidiaries                                                                     172
                                                                                                   ---------------------
EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                                         -
Common Stock                                                                                                    205,000
Surplus                                                                                                       6,382,026
Retained earnings                                                                                               323,672
Accumulated other comprehensive income                                                                           38,451
Other equity capital components                                                                                       -
Total equity capital                                                                                          6,949,149
Total liabilities, minority interests and equity capital                                                     82,822,623
                                                                                                   ---------------------